Balances due from/to related party	12 Months Ended
Dec. 31, 2023
Disclosure Of Transactions Between Related Parties Abstract
Balances due from/to related party [Text Block]

8. Balances due from/to related party

Under the terms of the Joint Venture Agreement (the “JVA”) that governs the management of the JV (note 10), the Company remains the manager and operator of the JV and receives a fee for services rendered to the JV of $7.3 million per annum (originally $6.0 million, but adjusted annually for inflation) less 20% withholding taxes payable in Ghana.

During the year ended December 31, 2023, the Company earned a service fee of $5.8 million (year ended December 31, 2022 - $5.4 million). For the year ended December 31, 2023, the service fee was comprised of a gross service fee of $7.2 million less withholding taxes payable in Ghana of $1.4 million (year ended December 31, 2022 - gross service fee of $6.8 million less withholding taxes of $1.4 million). As at December 31, 2023, the Company had a receivable due from the JV in respect of the service fee in the amount of $1.0 million, net of withholding taxes (December 31, 2022 ‐ $1.7 million).

As at December 31, 2023, the Company had a payable due to the JV in the amount of $3.2 million relating to reimbursement for third party supplier costs and administrative and exploration services performed by the JV on the Company’s wholly owned Asumura property in Ghana (December 31, 2022 – $1.4 million). During the year ended December 31, 2023, the JV provided administrative and exploration services on the Company’s Asumura property totaling $0.2 million (year ended December 31, 2022 – $0.3 million).

All transactions with related parties have occurred in the normal course of operations. All amounts are unsecured, non‐interest bearing and have no specific terms of settlement.